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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

         ____________________________________________________________


We hereby consent to the incorporation by reference in this Registration Statement of The Washington Water Power Company on Form S-8 of our report dated January 30, 1998, appearing in the Annual Report on Form 10-K for the year ended December 31, 1997.

Deloitte & Touche LLP


Seattle, Washington
June 30, 1998